April 6, 2010

DREYFUS MANAGER FUNDS I
DREYFUS ALPHA GROWTH FUND

Supplement to Prospectus
dated August 1, 2009

The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Fund Summary - Portfolio Management” and “Fund Details - Management”

Effective April 1, 2010, Prabhu Palani is no longer a portfolio manager for Dreyfus Alpha Growth Fund. Warren Chiang and Wesley Boggs continue to serve as the fund’s primary portfolio managers.

April 6, 2010

DREYFUS MANAGER FUNDS I
DREYFUS S&P STARS OPPORTUNITIES FUND

Supplement to Prospectus
dated August 1, 2009

The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Fund Summary - Portfolio Management” and “Fund Details - Management”

Warren Chiang, CFA, and C. Wesley Boggs, CFA, serve as the primary portfolio managers of the fund, positions they have held since March 2010. Mr. Chiang is managing director and head of active equity strategies at Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation (Dreyfus), where he has been employed since 1997. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital, where he has been employed since January 2001. Messrs. Chiang and Boggs have been employed by Dreyfus since September 2007.